UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 18, 2021

Commission	Registrant; State of Incorporation;				I.R.S. Employer
File Number	Address; and Telephone Number				Identification No.

333-21011	FIRSTENERGY CORP				34-1843785
	(An	Ohio	Corporation)
	76 South Main Street
	Akron		OH	44308
	Telephone		(800)	736-3402

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.10 par value per share	FE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 17, 2021, at the recommendation of the Corporate Governance and Corporate Responsibility Committee, the Board of Directors (the “Board”) of FirstEnergy Corp. (“FirstEnergy” or the “Company”) appointed Mr. John W. Somerhalder to the positions of Vice Chairperson and Executive Director, each effective as of March 1, 2021, increasing the size of the Board from 10 to 11 members. Mr. Somerhalder has been elected to serve for a term expiring at the Company’s 2021 Annual Meeting of Shareholders and until his successor shall have been elected. Mr. Donald T. Misheff will continue to serve as Non-Executive Chairman of the Board. Mr. Christopher D. Pappas, who was named to the temporary role of Executive Director in October 2020, will continue to serve on the Board of the Company as an independent director and, beginning April 1, 2021, will serve on both the Finance Committee and the Corporate Governance and Corporate Responsibility Committee.

Mr. Somerhalder, age 65, previously served as Interim President and Chief Executive Officer of CenterPoint Energy, Inc., an electric and natural gas utility serving several U.S. markets, from February 2020 to July 2020, and served as a member of the CenterPoint Energy Board of Directors from 2016 through July 2020. Mr. Somerhalder also served as Interim President and Chief Executive Officer of Colonial Pipeline Company, a U.S. refined products pipeline company, from February 2017 to October 2017. Prior to that, Mr. Somerhalder served as President and Chief Executive Officer of AGL Resources Inc., an energy services holding company in the southeastern United States, from March 2006 through his retirement in December 2015 and served as Chairman of the company’s board from November 2007 until December 2015. Mr. Somerhalder is presently a director of Gulfport Energy Corp. Mr. Somerhalder also previously held directorships with Crestwood Equity Partners LP, Enable Midstream Partners, LP, and SunCoke Energy Partners GP LLC.

Also on February 17, 2021, at the recommendation of the Compensation Committee, the Board approved the following compensation package for Mr. Somerhalder in connection with his new positions, subject to applicable tax withholding:

•Annual base salary rate of $750,000;

•Annual participation during his executive service in the Company’s short-term incentive program, with a target value equal to 100% of Mr. Somerhalder’s annual base salary rate and a maximum value equal to 200% of the target award, on performance terms substantially similar to those as established for other senior executive officers of the Company;

•A grant of time-based restricted stock equal in value to 167% of Mr. Somerhalder’s annual base salary rate (approximately $1,252,500), and a grant of performance-based restricted stock units (“PRSUs”) equal in target value to 167% of Mr. Somerhalder’s annual base salary rate (approximately $1,252,500). Both the restricted stock and the PRSUs are generally expected to vest upon the completion of Mr. Somerhalder’s executive service to the Company, and vested restricted shares will be subject to a one-year holding requirement after such vesting. The PRSUs are expected to be subject to performance metrics and goals established jointly by the Board and Mr. Somerhalder, to be earned based on actual performance through the completion of his executive service to the Company, and to pay from 0% to 200% of the target award; and

•Participation in FirstEnergy’s 2017 Change in Control Severance Plan.

Mr. Somerhalder is also expected to be eligible to participate in the Company’s executive relocation program, executive deferred compensation plan, 401(k) plan, vacation and paid time off program, and standard health and welfare benefits, but is not expected to vest in the Company’s Cash Balance Pension Plan and will not be subject to the Company’s share ownership guidelines. There are no related party transactions involving Mr. Somerhalder that would require disclosure pursuant to Item 404(a) of Regulation S-K.

The Company expects to enter into a Director and Officer Indemnification Agreement with Mr. Somerhalder prior to March 1, 2021, substantially in the form of the Director and Officer Indemnification Agreement previously filed with the SEC on May 16, 2018 as Exhibit 10.1 to the Company’s Current Report on Form 8-K, which is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure

On February 18, 2021, the Company issued a press release regarding Mr. Somerhalder’s appointment, which is attached as Exhibit 99.1 hereto and incorporated herein by reference.

The information set forth in and incorporated into this Item 7.01 of this Current Report on Form 8-K is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any of the Company’s filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing. The furnishing of this item 7.01 of this Current Report on Form 8-K shall not be deemed an admission as to the materiality of any information herein that is required to be disclosed solely by reason of Regulation FD.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description
99.1	Press Release issued by FirstEnergy Corp., dated February 18, 2021.
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

Forward-Looking Statements: This Form 8-K includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 based on information currently available to management. Such statements are subject to certain risks and uncertainties and readers are cautioned not to place undue reliance on these forward-looking statements. These statements include declarations regarding management’s intents, beliefs and current expectations. These statements typically contain, but are not limited to, the terms “anticipate,” “potential,” “expect,” “forecast,” “target,” “will,” “intend,” “believe,” “project,” “estimate,” “plan” and similar words. Forward-looking statements involve estimates, assumptions, known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements, which may include the following: the results of our ongoing internal investigation matters and evaluation of our controls framework and remediation of our material weakness in internal control over financial reporting; the risks and uncertainties associated with government investigations regarding Ohio House Bill 6 and related matters including potential adverse impacts on federal or state regulatory matters including, but not limited to, matters relating to rates; the risks and uncertainties associated with litigation, arbitration, mediation and similar proceedings; legislative and regulatory developments, including, but not limited to, matters related to rates, compliance and enforcement activity; the ability to accomplish or realize anticipated benefits from strategic and financial goals, including, but not limited to, maintaining financial flexibility, overcoming current uncertainties and challenges associated with the ongoing governmental investigations, executing our transmission and distribution investment plans, controlling costs, improving our credit metrics, strengthening our balance sheet and growing earnings; economic and weather conditions affecting future operating results, such as a recession, significant weather events and other natural disasters, and associated regulatory events or actions in response to such conditions; mitigating exposure for remedial activities associated with retired and formerly owned electric generation assets; the extent and duration of COVID-19 and the impacts to our business, operations and financial condition resulting from the outbreak of COVID-19 including, but not limited to, disruption of businesses in our territories, volatile capital and credit markets, legislative and regulatory actions, the effectiveness of our pandemic and business continuity plans, the precautionary measures we are taking on behalf of our customers, contractors and employees, our customers’ ability to make their utility payment and the potential for supply-chain disruptions; the potential of non-compliance with debt covenants in our credit facilities due to matters associated with the government investigations regarding Ohio House Bill 6 and related matters; the ability to access the public securities and other capital and credit markets in accordance with our financial plans, the cost of such capital and overall condition of the capital and credit markets affecting us, including the increasing number of financial institutions evaluating the impact of climate change on their investment decisions; actions that may be taken by credit rating agencies that could negatively affect either our access to or terms of financing or our financial condition and liquidity; changes in assumptions regarding economic conditions within our territories, the reliability of our transmission and distribution system, or the availability of capital or other resources supporting identified transmission and distribution investment opportunities; changes in customers’ demand for power, including, but not limited to, the impact of climate change or energy efficiency and peak demand reduction mandates; changes in national and regional economic conditions affecting us and/or our major industrial and commercial customers or others with which we do business; the risks associated with cyber-attacks and other disruptions to our information technology system, which may compromise our operations, and data security breaches of sensitive data, intellectual property and proprietary or personally identifiable information; the ability to comply with applicable reliability standards and energy efficiency and peak demand reduction mandates; changes to environmental laws and regulations, including, but not limited to, those related to climate change; changing market conditions affecting the measurement of certain liabilities and the value of assets held in our pension trusts and other trust funds, or causing us to make contributions sooner, or in amounts that are larger, than currently anticipated; labor disruptions by our unionized workforce; changes to significant accounting policies; any changes in tax laws or regulations, or adverse tax audit results or rulings; and the risks and other factors discussed from time to time in our SEC filings. Dividends declared from time to time on FirstEnergy Corp.’s common stock during any period may in the aggregate vary from prior periods due to circumstances considered by FirstEnergy Corp.’s Board of Directors at the time of the actual declarations. A security rating is not a recommendation to buy or hold securities and is subject to revision or withdrawal at any time by the assigning rating agency. Each rating should be evaluated independently of any other rating. The foregoing factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements and risks that are included in our filings with the SEC, including but not limited to the most recent Annual Report on Form 10-K and any subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. The foregoing review of factors also should not be construed as exhaustive. New factors emerge from time to time, and it is not possible for management to predict all such factors, nor assess the impact of any such factor on FirstEnergy Corp.’s business or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statements. FirstEnergy expressly disclaims any current intention to update or revise, except as required by law, any forward-looking statements contained herein or the information incorporated by reference as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

February 18, 2021

FIRSTENERGY CORP.
Registrant

By:	/s/ Jason J. Lisowski
Jason J. Lisowski Vice President, Controller and Chief Accounting Officer